EXHIBIT 99.4

FIRST AMENDMENT TO CREDIT AND SECURITY
AGREEMENT AND WAIVER OF DEFAULTS

This Amendment, dated as of June 13, 2003, is made by and between BIONOVA PRODUCE, INC., an Arizona corporation (“Bionova”), R.B. PACKING OF CALIFORNIA, INC., a California corporation (“RB”), BIONOVA PRODUCE OF TEXAS, INC., a Texas corporation (“BT”) (collectively, jointly and severally the “Borrower”), and WELLS FARGO CREDIT, INC., a Minnesota corporation (the “Lender”).

Recitals

The Borrower and the Lender are parties to a Credit and Security Agreement dated as of December 5, 2002, (the “Credit Agreement”).  Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.             Defined Terms.  Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2.             The Credit Agreement is hereby amended as follows:

(a)           Section 2.9(b) of the Credit Agreement is hereby deleted and replaced as follows:

(b)           The Lender agrees, subject to the terms and conditions of this Agreement, to make advances to the Borrower from time to time from the Funding Date to the Termination Date (each a “Seasonal Term Advance”).  The Lender shall have no obligation to make any Seasonal Term Advance if, after giving effect to such requested Seasonal Term Advance, the outstanding principal balance of the Seasonal Term Advances would exceed $1,750,000.00.  In addition, during Borrower’s 2003 fiscal year only, notwithstanding anything to the contrary, until such time as (i) Savia S.A. de C.V. (“Savia”) enters into a settlement agreement with its lenders, upon terms satisfactory to the Lender, (the “Settlement Agreement”) pursuant to which said lenders agree that the Savia Debt, as defined in Section 7.1 below, may be repaid at any time prior to September 30, 2003 and (ii) the Borrower provides the Lender with a fully executed Purchase Agreement by and between Fox-Paine and Seminis applicable to Fox-Paine acquisition of Seminis (the “Seminis Agreement”), the Borrower shall not request and the Lender shall have no obligation to make any Seasonal Term Advance, if after giving effect to the same, the aggregate outstanding principal balance of all of the Seasonal Term Advances would exceed $1,000,000.00.   In addition, during Borrower’s 2003 fiscal year only, notwithstanding anything to the contrary, until such time as the Savia Debt, as defined in Section 7.1 below is paid in full, the Borrower shall not request and the Lender shall have no obligation to make any Seasonal Term Advance, if after giving effect to the same, the aggregate outstanding principal balance of all of the Seasonal Term Advances would exceed $1,250,000.00.  The Borrower’s obligation to pay the Seasonal Term Advances shall be evidenced by the Seasonal Term Note and shall be secured by the Collateral as provided in Article III.

3.             No Other Changes.  Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

4.             Waiver of Defaults.  The Borrower is in default of Section 7.1(u) and 7.1(v) of the Credit Agreement as a result of failure of Savia S.A. de C.V. (“Savia”) to obtain the Savia Extension (the “Current Defaults”). Upon the terms and subject to the conditions set forth in this Amendment, the Lender conditionally hereby waives the Current Defaults.  This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances. In the event that (i) Savia fails to enter into the Settlement Agreement and Fox-Paine and Seminis fail to enter into the Seminis Agreement on or before June 15, 2003 or (ii) Savia fails to pay the Savia Debt by the earlier of September 30, 2003 or the date it is required to be paid under the terms of the Settlement Agreement, the Current Defaults and the Default Periods associated therewith shall automatically be reinstated and the Lender shall be entitled to pursue any and all of its rights and remedies in connection therewith, including without limitation the right to implement the Default Rate retroactively to April 1, 2003.

5.             Amendment Fee.  The Borrower shall pay the Lender a fully earned, non-refundable fee in the amount of $20,000.00 in consideration of the Lender’s execution and delivery of this Amendment. Said fee shall be due and payable in $5,000.00 installments on June 1, 2003, July 1, 2003, August 1, 2003 and September 1, 2003.

6.             Conditions Precedent.  This Amendment, and the waiver set forth in Paragraph 4 hereof, shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

(a)           The Acknowledgment and Agreement of Guarantors and The Acknowledgment and Agreement of Subordinated Creditors set forth at the end of this Amendment, duly executed by each Guarantor and Subordinated Creditors.

(b)           A Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower’s secretary or assistant secretary dated as of December 5, 2002 continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority of the Borrower’s secretary or assistant secretary dated as of December 5, 2002, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

(c)           Payment of the fee described in Paragraph 5.

(d)           Such other matters as the Lender may require.

7.             Representations and Warranties.  The Borrower hereby represents and warrants to the Lender as follows:

(a)           The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

(b)           The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

(c)           All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

8.             References.  All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

9.             No Other Waiver.  Except as set forth in Paragraph 4 hereof, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default or default period under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the

Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

10.           Release.  The Borrower, and each Guarantor by signing the Acknowledgment and Agreement of Guarantors set forth below, and each Subordinated Creditor by signing the Acknowledgment and Agreement of Subordinated Creditors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor or such Subordinated Creditor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

11.           Costs and Expenses.  The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel.  Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.  The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under paragraph 5 hereof.

12.           Paydown.  The Borrower has requested that the Lender release the Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement which was recorded in the official records of the San Diego County Recorder’s Office at Document No. 2002-1097387 (the “Deed of Trust”).  The Lender agrees to release the Deed of Trust upon the receipt of $815,000.00 of the sale proceeds received in connection with the sale of the property that is subject to the Deed of Trust (the “Lender’s Share of the Proceeds”) together with the sum of $24,450.00, which amount constitutes the prepayment fee due pursuant to Section 2.13(f) of the Credit Agreement.  The Lender’s Share of the Proceeds shall be applied to the outstanding principal balance of the Permanent Term Note.  Subject to compliance with the terms of this paragraph 12, Lender consents to the sale of the real property described in the Deed of Trust and agrees that such sale shall not be a default under paragraphs 13 and 17 or any other paragraph of the Deed of Trust, nor shall such sale be a default under Sections 6.18 and 7.1 or any other section of the Credit Agreement.

13.           Miscellaneous.  This Amendment and the Acknowledgment and Agreement of Guarantors and the Acknowledgment and Agreement of Subordinated Creditors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO CREDIT, INC., a Minnesota corporation

By

Its Assistant Vice President

BIONOVA PRODUCE, INC., an Arizona corporation

By

Its

R.B. PACKING OF CALIFORNIA, INC., a California corporation

By

Its

BIONOVA PRODUCE OF TEXAS, INC., a Texas corporation

By

Its

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

The undersigned, each a guarantor of the indebtedness of BIONOVA PRODUCE, INC., an Arizona corporation (“Bionova”), R.B. PACKING OF CALIFORNIA, INC., a California corporation (“RB”), BIONOVA PRODUCE OF TEXAS, INC., a Texas corporation (“BT”) (collectively, jointly and severally the “Borrower”) to Wells Fargo Credit, Inc. (the “Lender”) pursuant to a separate Guaranty each dated as of December 5, 2002 (each, a “Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 10 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the Borrower’s present and future indebtedness to the Lender.

BIONOVA HOLDING CORPORATION

By

Its

SAVIA S.A. DE C.V.

By

Its

ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITORS

The undersigned, each a subordinated creditor of BIONOVA PRODUCE, INC., an Arizona corporation (“Bionova”), R.B. PACKING OF CALIFORNIA, INC., a California corporation (“RB”), BIONOVA PRODUCE OF TEXAS, INC., a Texas corporation (“BT”) (collectively, jointly and severally the “Borrower”) to Wells Fargo Credit, Inc. (the “Lender”) pursuant to a separate Subordination Agreement each dated as of December 5, 2002 (each, a “Subordination Agreement”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 12 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Subordination Agreement; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under its Subordination Agreement.

AGROBIONOVA, S.V. DE C.V.

By

Its

INTERNATIONAL PRODUCE HOLDING CORPORATION

By

Its

BIONOVA HOLDING CORPORATION

By

Its